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                                 AGREEMENT

  THIS AGREEMENT dated as of January 10, 1994, is among TENNECO INC., a Delaware corporation ("Tenneco"), KERN COUNTY LAND COMPANY, a Delaware corporation ("Kern County"), and CASE CORPORATION, a Delaware corporation ("Case").

                                WITNESSETH:

  WHEREAS, Tenneco has been the beneficial owner of 3,200,000 shares of common stock (the "Shares") of Cummins Engine Company, Inc., an Indiana corporation (the "Issuer"), which represents approximately 8.6% of the outstanding voting shares of the Issuer; and

  WHEREAS, on December 29, 1993, Tenneco transferred the Shares to Kern County, Kern County transferred the Shares to Case, and Case transferred the Shares to the Case Corporation Pension Plan for Hourly Paid Employees; and

  WHEREAS, Section 13(d) of the Securities Exchange Act of 1934 (the "Act") requires that a person who acquires more than five percent of any class of equity security registered under the Act to file a statement with the Securities and Exchange Commission setting forth certain required information; and

  WHEREAS, Rule 13d-1 under the Act permits two or more persons who are required to file a statement with respect to the same securities to file only one statement;

  NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

    1. Joint Filing. Tenneco, Kern County and Case shall jointly file a
  Schedule 13D with respect to the Shares and shall jointly file any amendment to such Schedule 13D as shall be required by law. Such Schedule 13D and any amendment thereto shall be filed on behalf of each such person.

    2. Responsibility for Accuracy. Each party hereto shall be responsible for the completeness and accuracy of the information concerning such party contained in such Schedule 13D and in any amendment thereto and shall not be responsible for the completeness and accuracy of the information concerning the other parties unless such party knows or has reason to believe that such information is inaccurate.

    3. Representation. Each party hereto represents that it is eligible to file Schedule 13D.

  IN WITNESS WHEREOF, the parties have caused this agreement to be executed as of the date first written above.

                                          TENNECO INC.

                                              M.W. Meyer

                                          By: _____________________________

                                             M.W. Meyer

                                             Vice President

                                          KERN COUNTY LAND COMPANY

                                              M.W. Meyer

                                          By: _____________________________

                                             M.W. Meyer

                                             Vice President

                                          CASE CORPORATION

                                              Robert G. Simpson

                                          By: _____________________________

                                             Robert G. Simpson

                                             Vice President